                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT:  MARCH 28, 2003
                       (Date of earliest event reported)


                             SONICBLUE INCORPORATED
             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-21126                   77-0204341
(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
    OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)


         2841 MISSION COLLEGE BOULEVARD, SANTA CLARA, CALIFORNIA 95054
             (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (408) 588-8000

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            99.1 Press Release dated March 28, 2003.

Item 9. Regulation FD Disclosure.

     On March 24, 2003, SONICblue Incorporated (the "Registrant") received notification from Nasdaq Listing Qualifications Staff that Registrant's securities will be delisted from The Nasdaq SmallCap Market at the opening of business on April 2, 2003. The Registrant currently has no plans to appeal the delisting.

     On March 28, 2003, the Registrant issued a press release relating to the foregoing. A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  March 28, 2003.

                                        SONICBLUE INCORPORATED



                                      By /s/ Marcus Smith
                                         -----------------------------------
                                                 Marcus Smith
                                  Vice President and Chief Financial Officer

                           INDEX TO EXHIBITS

Exhibit
Number                             Description
-------   ----------------------------------------------------------
99.1          Press Release dated March 28, 2003.